                                                                  EXHIBIT 10(LL)

            AMENDMENT NUMBER TWO dated as of February 18, 2000 ("Amendment No. 2"), to the Senior Subordinated Credit Agreement dated as of May 26, 1999 (the "Credit Agreement"), among SUPERIOR TELECOMMUNICATIONS INC. (formerly known as Superior/Essex Corp.), a Delaware corporation (the "Borrower"), SUPERIOR TELECOM INC., a Delaware corporation (the "Parent"), each of the Subsidiary Guarantors party thereto (the "Guarantors," and together with the Borrower and the Parent, the "Credit Parties"), the lending institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), FLEET CORPORATE FINANCE, INC., as Syndication Agent, and BANKERS TRUST COMPANY, as Administrative Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            WHEREAS, the Agents and the Lenders desire to amend a definition in
Section 9 of the Credit Agreement;

            WHEREAS, in connection with the foregoing, the Agents and the Lenders have requested that certain provisions of the Credit Agreement be amended; and

            WHEREAS, the Credit Parties have considered and agreed to the Agents' and the Lenders' requests, upon the terms and conditions set forth in this Amendment No. 2; and

            WHEREAS, the consent of the Credit Parties and the Required Lenders is necessary to effect this Amendment No. 2;

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION ONE - AMENDMENT

            The Credit Agreement is amended as hereinafter provided in this Section One, effective as of February 18, 2000 (the "Amendment Effective Date").

1.1. Amendment to Section 9 (Definitions and Accounting Terms) of the Credit Agreement.

      (a)  Section 9 shall be amended as follows:

      "Nine-Month Trigger Date" shall be amended by deleting the definition thereof and replacing it with the following:

            "'Nine-Month Trigger Date' shall mean April 21, 2000."

                  SECTION TWO - REPRESENTATIONS AND WARRANTIES

            Each of the Parent, Borrower and each Guarantor hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement or otherwise permitted by consents or waivers. Each Credit Party, as applicable, hereby further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

            (a) Each Credit Party has the corporate power and authority to execute, deliver and perform this Amendment No. 2 and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment No. 2;

            (b) No consent of any person other than all of the Lenders and the Agents parties hereto, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against any Credit Party of this Amendment No. 2;

            (c) This Amendment No. 2 has been duly executed and delivered on behalf of each Credit Party by a duly authorized officer or attorney-in-fact of such Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

            (d) The execution, delivery and performance of this Amendment No. 2 will not violate (i) any provision of law applicable to any Credit Party or (ii) any contractual obligation of any Credit Party, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

                          SECTION THREE - MISCELLANEOUS

            (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

            (b) This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            (c) THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

            (d) This Amendment No. 2 shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement, other than such terms, provisions, or conditions that are required to consummate the transactions contemplated by this Amendment. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

                            [Signature Pages Follow]

                       Signature Pages to Amendment No. 2

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 2 as of the date first above written.


                                        SUPERIOR TELECOMMUNICATIONS, INC., as
                                          Borrower

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        SUPERIOR TELECOM INC., as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        DNE SYSTEMS, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        DNE MANUFACTURING & SERVICE COMPANY,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        DNE TECHNOLOGIES, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        TEXAS SUT INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        ESSEX GROUP, INC.,
                                            as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX INTERNATIONAL INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ACTIVE INDUSTRIES, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        DIAMOND WIRE & CABLE CO.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        ESSEX GROUP MEXICO INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX MEXICO HOLDINGS, L.L.C.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX SERVICES, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX TECHNOLOGY, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX WIRE CORPORATION,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        BANKERS TRUST COMPANY,
                                          as Administrative Agent

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        FLEET CORPORATE FINANCE, INC.,
                                          as Syndication Agent

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        FLEET CORPORATE FINANCE, INC.,
                                          as Lender

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    BANKERS TRUST COMPANY,
                                       as Lender


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title: